UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

                              Minden Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

                              MINDEN BANCORP, INC.

                                 415 Main Street

                                 ---------------

                             Minden, Louisiana 71055

                                 (318) 377-0523

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held on May 9, 2006


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Minden Bancorp, Inc. (the "Company") will be held in the main office of Minden Building and Loan Association located at 415 Main Street, Minden, Louisiana, on May 9, 2006 at 8:15 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

         (1) To elect three directors for a three-year term expiring in 2009, and until their successors are elected and qualified;

         (2) To ratify the appointment by the Audit Committee of the Board of Directors of Heard, McElroy & Vestal LLP as our independent auditors for the fiscal year ending December 31, 2006; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         You are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof if you are a stockholder of record as of the close of business on March 31, 2006, the voting record date.

                                         By Order of the Board of Directors

                                         /s/ Michael P. Burton

                                         Michael P. Burton
                                         Secretary

Minden, Louisiana
April 7, 2006

--------------------------------------------------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

--------------------------------------------------------------------------------


                                   TABLE OF CONTENTS

                                                                                     Page
                                                                                     ----
About the Annual Meeting of Stockholders............................................   1
Information with Respect to Nominees for Director, Continuing Directors and
  Executive Officers................................................................   3
     Election of Directors..........................................................   3
     Nominees for Director..........................................................   4
     Directors Whose Terms Are Continuing...........................................   4
     Executive Officers Who Are Not Directors.......................................   5
     Committees and Meetings of the Board of Directors of Minden Bancorp............   5
     Directors Attendance at Annual Meetings .......................................   6
     Selection of Nominees for the Board............................................   6
     Director Nominations...........................................................   6
     Directors' Compensation........................................................   6
     Section 16(a) Beneficial Ownership Reporting Compliance........................   6
Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management....   7
Management Compensation.............................................................   9
     Summary Compensation Table.....................................................   9
     Stock Options..................................................................  10
     Employment Agreement...........................................................  10
     Supplemental Executive Retirement Plans........................................  11
     Transactions with Certain Related Persons......................................  11
Ratification of Appointment of Auditors.............................................  12
     Audit Fees.....................................................................  12
Report of the Audit Committee.......................................................  13
Stockholder Proposals, Nominations and Communications with the Board of Directors...  13
Annual Reports......................................................................  14
Other Matters.......................................................................  14
Appendix A - Audit Committee Charter................................................ A-1


                              MINDEN BANCORP, INC.

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                   May 9, 2006

         This Proxy Statement is furnished to holders of common stock of Minden Bancorp, Inc. the parent holding company of Minden Building and Loan Association (sometimes referred to as the "Association"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the main office of Minden Building and Loan Association located at 415 Main Street, Minden, Louisiana, on May 9, 2006 at 8:15 a.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about April 7, 2006.

         As indicated below under "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management," the Minden Mutual Holding Company owns a majority of the outstanding Common Stock as of the Voting Record Date. The Minden Mutual Holding Company intends to vote all of the shares it owns for the Board's nominees for director and for the proposal to ratify the appointment of Heard, McElroy & Vestal LLP as the Company's independent auditors, thereby ensuring that a quorum will exist at the Annual Meeting, and that each of such proposals will be adopted.

What is the purpose of the Annual Meeting?

         At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent auditors. In addition, management will report on the performance of Minden Bancorp and respond to questions from stockholders.

Who is entitled to vote?

         Only our stockholders of record as of the close of business on the record date for the meeting, March 31, 2006, are entitled to vote at the meeting. On the record date, we had 1,376,361 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

         After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the Annual Meeting.

If my shares are held in street name by my broker, could my broker automatically vote my shares for me?

         Yes. Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

         Yes. All stockholders are invited to attend the Annual Meeting. Stockholders of record can vote in person at the Annual Meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee for information on how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

         Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

     o First, you may send a written notice to the Secretary of Minden Bancorp, Mr. Michael P. Burton, Corporate Secretary, Minden Bancorp, 415 Main Street, Minden, Louisiana 71055, stating that you would like to revoke your proxy.

     o Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

     o Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, merely attending the Annual Meeting without voting in person will not revoke your proxy.

     If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the board of directors' recommendations?

     The recommendations of the board of directors are set forth under the description of each proposal in this proxy statement. In summary, the board of directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of Heard, McElroy & Vestal LLP as our independent auditors for fiscal 2006.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the board of directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

     Directors  are  elected  by a  plurality  of the  votes  cast with a quorum present. The three persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors. The affirmative vote of a majority of the total votes present in person and by proxy is required for approval of the proposal to ratify the appointment of the independent auditors. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors. The proposals to elect directors and ratify to the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. As a result, there will be no "broker non-votes" at this meeting. Abstentions will have the effect of a vote against the proposal to ratify the appointment of the independent auditors.

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING

                        DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

     Our Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by our stockholders of Minden Bancorp for staggered terms, or until their successors are elected and qualified.

     At the Annual Meeting, stockholders of Minden Bancorp will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2009, and until their successors are elected and qualified.

     No nominee for director or director whose term continues is related to any other director or executive officer of Minden Bancorp by blood, marriage or adoption except that A. Loye Jones is the uncle of Michael W. Wise. Each nominee currently serves as a director of Minden Bancorp and of Minden Building and Loan Association.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director of Minden Bancorp and each director whose term continues, including tenure as a director. Ages are reflected as of December 31, 2005. All of the directors listed below also serve as directors of Minden Building and Loan Association. Where applicable, service includes service as a director of Minden Building and Loan Association.


                            NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2009

                                                        Position with Minden
                                                      and Principal Occupation                           Director
         Name              Age                       During the Past Five Years                           Since
---------------------   ---------  -----------------------------------------------------------------   ------------
John P. Collins             58     Director.  Owner and President of A.J. Price, Inc., an auto parts       2000
                                   store, Minden, Louisiana, from 1970 to present.

F. Dare Lott, Jr.           55     Director. Veterinarian and owner of the Minden Animal Clinic,           1981
                                   Minden, Louisiana, since 1974.

Michael W. Wise             47     Director.  Certified Public Accountant with Jamieson Wise and           2000
                                   Martin, Minden, Louisiana, since 1980.

             The Board of Directors recommends that you vote FOR election of the nominees for director.

                                        DIRECTORS WHOSE TERMS ARE CONTINUING

Directors with a Term Expiring in 2007

                                                        Position with Minden
                                                      and Principal Occupation                           Director
         Name              Age                       During the Past Five Years                           Since
---------------------   ---------  -----------------------------------------------------------------   ------------
Russell A. Adams            80     Director and Secretary of the Association. Retired. Previously,         1960
                                   served as managing officer of Minden Building and Loan
                                   Association, Minden, Louisiana, from 1960 to 1987.

John B. Benton, Jr.         81     Director.  Retired. Previously, a partner in the law firm of            1962
                                   Kitchens, Benton, Kitchens & Black, a Professional Law
                                   Corporation, Minden, Louisiana, from 1970 to 1992.

Michael S. Harper           54     Director. President and owner of Harper Motors, Inc., Minden,           2004
                                   Louisiana  from 1996 to  present;  part owner
                                   thereof from 1983 to 1996 and President since
                                   1992;  President  and  owner  of  Julian  Foy
                                   Motors,  Inc.  Many,  Louisiana  from 2003 to
                                   present  and  from  1998 to 2003  part  owner
                                   thereof.

Directors with a Term Expiring in 2008

                                                        Position with Minden
                                                      and Principal Occupation                           Director
         Name              Age                       During the Past Five Years                           Since
---------------------   ---------  -----------------------------------------------------------------   ------------

A. David Evans              64     Director, President and Chief Executive Officer of Minden               1989
                                   Building and Loan Association since July 1989 and of Minden
                                   Bancorp since July 2002.

A. Loye Jones               74     Director. Owner and pharmacist of Loye's Pharmacy, Inc.,                1981
                                   Minden, Louisiana, from 1963 to present.

R.E. Woodard, III           53     Director. Certified financial planner for Lincoln Financial             2000
                                   Group, an insurance and investment management company
                                   headquartered in Philadelphia, Pennsylvania, since 1975.


Executive Officers Who Are Not Directors

     Becky T. Harrell, age 54, has been the Chief Financial Officer and Treasurer of Minden Building and Loan Association since July 1997, and has served with Minden Building and Loan since 1976. In July 2002, she was elected to hold the same offices with Minden Bancorp.

     Michael P. Burton, age 45, has served as Senior Vice President and Senior Loan Officer as well as Secretary of Minden Bancorp since July 2002. He served as the Senior Loan Officer of Minden Building and Loan Association from April 2001 to June 2002 and as Senior Vice President and Senior Loan Officer since July 2002. Previously, Mr. Burton served as a loan officer with another local financial institution, Minden Bank, from 1987 to 2001. In July 2002, he was also elected to serve as Senior Vice President and Secretary of Minden Bancorp.

Committees and Meetings of the Board of Directors of Minden Bancorp

     During the fiscal year ended December 31, 2005, the Board of Directors of Minden Bancorp met five times and the Board of Directors of Minden Building and Loan Association met 14 times. No director of Minden Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

     The Board of Directors of Minden Bancorp has established the following committees, among others:

     Audit Committee

     The Audit Committee reviews audit reports prepared by independent auditors, recommends appointment of outside auditors, reviews internal audits, approves investments and reviews information systems operations and security procedures. The current members of the Audit Committee are Messrs. Lott, Jones, Wise and Woodard. Dr. Lott serves as Chairman of the committee. Minden Bancorp has determined that Mr. Wise is the Audit Committee's financial expert. The members of Minden Bancorp's Audit Committee are not subject to the "independence" requirement set forth in the Nasdaq listing standards. However, all members of the Committee would meet the independence requirement if it were applicable. The Audit Committee met 11 times in 2005. The Audit Committee of Minden Bancorp has adopted an audit committee charter which is attached as Appendix A to this proxy statement.

     Human Resources Committee

     The Human Resources Committee determines the compensation levels of the chief executive officer and the other officers by reviewing published studies of compensation paid to executives performing similar duties for financial institutions. The Human Resources Committee also manages and administers all of the Association's employee benefit plans and nominates candidates to the board of directors of the Association. The Human Resources Committee, composed of Messrs. Evans, Jones, Lott, Wise and Woodard, met three times during 2005.

     Nominating Committee

     The Nominating Committee of Minden Bancorp consisted of Messrs. Lott, Jones, Wise and Woodard. The Nominating Committee met once during fiscal 2005. Nominations for director of Minden Bancorp are reviewed by the Nominating Committee and submitted to the full Board of Directors for approval. The members of Minden's Nominating Committee are not subject to the "independence" requirements set forth in the Nasdaq listing standards. However, all members would meet the independence requirement if it were applicable. Minden Bancorp has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is available on Minden Bancorp's website at www.mblminden.com.

Directors Attendance at Annual Meetings

     Directors are expected to attend the annual meeting absent a valid reason for not doing so. We expect that each year a Board meeting will also be scheduled in conjunction with our annual meeting of stockholders, as is the case for this annual meeting. All of our directors attended the 2005 annual meeting of stockholders.

Selection of Nominees for the Board

     The Nominating Committee considers candidates for director suggested by its members and other directors of Minden Bancorp, as well as management and stockholders. The Nominating Committee also may solicit prospective nominees identified by it. Nominees for election as director also may be obtained in connection with our acquisitions. Minden Bancorp may retain qualified directors of acquired companies who have a proven record of performance and can assist us in expanding into new markets and areas. A stockholder who desires to recommend a prospective nominee for the Board should notify Minden Bancorp's Secretary or any member of the Nominating Committee in writing with whatever supporting material the stockholder considers appropriate. The Nominating Committee also considers whether to nominate any person nominated pursuant to the provision of Minden Bancorp's Bylaws relating to stockholder nominations, which is described under "Stockholder Proposals, Nominations and Communications with the Board of Directors" below. The Nominating Committee has the authority to retain a third-party search firm to identify or evaluate, or assist in identifying and evaluating, potential nominees if it so desires, although it has not done so to date.

Director Nominations

     The Nominating Committee has adopted a written charter which is available at Minden Bancorp's website at www.mblminden.com. The charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an "audit committee financial expert," as that term is defined by the rules of the Securities and Exchange Commission (the "SEC")), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The Committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. In addition, our Bylaws provide that no person 72 years of age or older is eligible for nomination to the Board of Directors.

Directors' Compensation

     For fiscal 2005, members of the Association's Board of Directors received $1,100 per Board meeting. Board fees are subject to periodic adjustment by the Board of Directors. For fiscal 2006, the members of the Association's Board of Directors will receive $1,200 per Board Meeting. Each director also receives a retainer which is paid each January for services provided in the prior fiscal year. For services performed during fiscal 2005, each director received an annual retainer of $8,000. Directors receive no additional compensation for service on committees.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors, and persons who own more than 10% of Minden Bancorp's Common Stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by regulation to furnish Minden Bancorp with copies of all Section 16(a) forms they file. Minden Bancorp knows of no person who owns 10% or more of Minden Bancorp's Common Stock other than Minden Mutual Holding Company which owns approximately 58.1% of Minden Bancorp's outstanding stock.

     Based on the Company's records and other information, Minden Bancorp believes the foregoing filing requirements were satisfied by our directors and executive officers in 2005.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 31, 2006, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to Minden Bancorp to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the Minden Bancorp, Employee Stock Ownership Plan; (iii) the directors of Minden Bancorp, (iv) certain executive officers of Minden Bancorp; and (v) all directors and executive officers of Minden Bancorp as a group.

                                                    Amount and Nature
        Name of Beneficial                            of Beneficial
        Owner or Number of                           Ownership as of      Percent of
         Persons in Group                           March 31, 2006(1)    Common Stock
        ------------------                          -----------------    ------------

Minden Mutual Holding Company
415 Main Street
Minden, Louisiana 71055                                   800,112           58.1%

Minden Bancorp, Inc.
Employee Stock Ownership Plan(2)
415 Main Street
Minden, Louisiana 71055                                    52,371            3.8

Directors:

Russell A. Adams(3)                                        12,805            *
John B. Benton, Jr.(3)                                      3,805            *
John P. Collins(3)(4)                                      27,805            2.0
A. David Evans(3)(5)                                       40,576            2.9
Michael S. Harper                                           7,500            *
A. Loye Jones(3)(6)                                        10,805            *
F. Dare Lott, Jr.(3)                                        7,805            *
Michael W. Wise(3)                                          7,805            *
R. E. Woodard, III(3)(7)                                   31,555            2.3

Other Executive Officers:
Becky T. Harrell(3)(8)                                     10,921            *
Michael P. Burton(3)(9)                                    19,138            1.4

All Directors and Executive Officers of Minden
 Bancorp as a group (11 persons)                          180,520(10)       12.8


-------------------------------

*        Represents less than 1% of the outstanding stock.

(1) Based upon filings made with the SEC and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Minden Bancorp, Inc. Employee Stock Ownership Plan Trust was established pursuant to the Minden Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between Minden Bancorp and Messrs. Wise, Woodard and Lott who act as trustees of the plan.

                                              (footnotes continued on next page)

(3)      (a)      Includes  options  to acquire  shares  of Company Common Stock that are exercisable as of March 31, 2006 or within 60 days thereafter, under our 2003 Stock Option Plan as follows:

Name                                           Number of Shares
------------------------                       ----------------

Russell A. Adams                                    1,683
John B. Benton, Jr.                                 1,683
John P. Collins                                     1,683
A. David Evans                                      9,750
A. Loye Jones                                       1,683
F. Dare Lott, Jr.                                   1,683
Michael W. Wise                                     1,683
R.E. Woodard, III                                   1,683
Becky T. Harrell                                    3,600
Michael P. Burton                                   4,800

         (b) Includes shares over which the directors or officers have voting power but which have not vested which have been granted pursuant to our 2003 Recognition and Retention Plan and are held in the associated trust, as follows:

Name                                           Number of Shares
------------------------                       ----------------

Russell A. Adams                                      674
John B. Benton, Jr.                                   674
John P. Collins                                       674
A. David Evans                                      3,900
A. Loye Jones                                         674
F. Dare Lott, Jr.                                     674
Michael W. Wise                                       674
R.E. Woodard, III                                     674
Becky T. Harrell                                    1,200
Michael P. Burton                                   1,200

(4)      Includes 12,500 shares held by Mr. Collin's spouse.

(5) Includes 300 shares held by Mr. Evans's spouse, 10,000 shares held by a private family foundation for which Mr. Evans serves as secretary/treasurer and 3,966 shares allocated to Mr. Evans pursuant to the ESOP.

(6) Includes 2,000 shares held by a corporation in which Mr. Jones and his wife own a 55% interest and for which he serves as president.

(7) Includes 27,500 shares held by a company in which Mr. Woodard owns a 13.5% interest.

                                              (footnotes continued on next page)

(8) Includes 25 shares held by Ms. Harrell's child and 1,796 shares allocated to Ms. Harrell pursuant to the ESOP.

(9) Includes 4,500 shares jointly with his father, 1,502 held jointly with his spouse, 225 held by Mr. Burton's spouse and 2,611 shares allocated to Mr. Burton pursuant to the ESOP.

(10) Includes options covering 29,931 shares which are exercisable within 60 days of the voting record date and 8,373 shares allocated to executive officers pursuant to the ESOP.


                             MANAGEMENT COMPENSATION

Summary Compensation Table

         The following table sets forth a summary of certain information concerning the compensation paid by Minden Building and Loan Association (including amounts deferred to future periods by the officer) for services rendered in all capacities to the President and Chief Executive Officer of the Association and to Mr. Burton for each of the three years ended December 31, 2005. No other officers of the Association received compensation in excess of $100,000 for the year ended December 31, 2005. Minden Bancorp does not pay separate compensation to officers and directors.

                                      ---------------------------------------   -------------------------------------
                                              Annual Compensation                     Long Term Compensation
                                      ---------------------------------------   -------------------------------------

                                                                                        Awards              Payouts
                                      ---------------------------------------   -------------------------------------
                                                                    Other
      Name and          Fiscal                                      Annual      Restricted    Securities                  All Other
 Principal Position      Year           Salary       Bonus       Compensation     Stock       Underlying      LTIP      Compensation
                                                                      (1)         Awards       Options      Payouts           (3)
----------------------------------------------------------------------------------------------------------------------------------
A. David Evans           2005          $135,000     $37,450        $22,500(2)   $     --            --         --          $29,459
  President and Chief    2004           130,000      33,500         21,300(2)         --            --         --           41,641
  Executive Officer      2003           125,000      37,250         20,700(2)     99,938(4)     16,250         --           41,936

----------------------------------------------------------------------------------------------------------------------------------
Michael P. Burton        2005          $ 92,000     $22,470               --    $     --            --         --          $ 8,856
  Senior Vice            2004            88,400      20,100               --          --            --         --           27,633
    President and        2003            85,000      22,350               --      30,750(4)      8,000         --           27,746
    Secretary
==================================================================================================================================

----------------------

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of Minden Building and Loan Association, the costs to Minden Building and Loan Association of providing such benefits to the named executive officer during the indicated period did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported.

(2) Includes directors fees and an annual retainer that is paid in each January for services provided in the prior fiscal year.

(3) Reflects contributions made by Minden Building and Loan Association to the respective officer's 401(k) profit sharing plan account. Also includes the value of shares in the ESOP allocated to the named executive officers for 2004 and 2003. No allocation of shares to the named executive officers accounts in the ESOP has occurred for 2005 as of the date hereof. Also includes $16,525 and $271, respectively, accrued for the benefit of Messrs. Evans and Burton in 2005 pursuant to supplemental executive retirement agreements with such officers. See "-Supplemental Executive Retirement Agreements."

(4) Reflects the value of shares of restricted stock on the date of grant awarded pursuant to the 2003 Recognition and Retention Plan. Such restricted stock vests over five years, 20% per year from the date of the grant.

                                             (Footnotes continued on next page.)

         Dividends paid on the restricted common stock are accrued and paid to the recipient as soon as practicable after the shares to which such dividends relate vest. As of December 31, 2005, Messrs. Evans and Burton had 3,900 shares and 1,200 shares, respectively, of unearned restricted stock, which had fair market values of $79,950 and $24,600, respectively, at such date.

Stock Options

         There were no grants of stock options to executive officers named in the Summary Compensation Table during 2005. The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of options held at the end of the year ended December 31, 2005 and the value with respect thereto.

                                 Number of Securities                  Value of Unexercised
                            Underlying Unexercised Options             In The Money Options
                                      at Year End                         at Year End(1)
                          -----------------------------------    --------------------------------

       Name               Exercisable           Unexercisable    Exercisable        Unexercisable
------------------        -----------           -------------    ------------       -------------
A. David Evans                 6,500                9,750           $33,313            $49,970
Michael P. Burton              3,200                4,800            16,400             24,600

--------------------

(1) Calculated by determining the difference between the fair market value of a share of the common stock underlying the options at December 31, 2005 ($20.50) and the exercise price of the options.

Employment Agreement

         The Association (the "Employer") has entered into an employment agreement with Mr. Evans. The Employer has agreed to employ Mr. Evans for a term of three years in his current positions. The agreement with Mr. Evans is at his current salary level, subject to periodic adjustment in the discretion of the Board. Mr. Evans' compensation and expenses shall be paid by the Association in the same proportion as the time and services actually expended by Mr. Evans on behalf of the Employer. The employment agreement will be reviewed annually by the Board of Directors of the Employer. The term of Mr. Evans' employment agreement shall be extended annually for a successive additional one- year period unless either party elects, not less than 60 days prior to the anniversary date, not to extend the employment term.

         The employment agreement is terminable with or without cause by the Association. Mr. Evans has no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Association for cause, disability or retirement. The agreement provides for certain benefits in the event of Mr. Evans' death. In the event that (1) the employment agreement is terminated by the Association other than for cause, disability, retirement or death or (2) Mr. Evans terminates his employment because the Association fails to comply with any material provision of the employment agreement, then Mr. Evans will be entitled to a cash severance payment. The amount of such cash severance will be equal to two times his annual compensation, plus the continuation of certain miscellaneous fringe benefits. If Mr. Evans' employment is terminated as a result of certain adverse actions taken with respect to his employment following a change in control, as defined below, then he will be entitled to a cash severance payment equal to three times Mr. Evans' annual compensation plus the continuation of certain miscellaneous fringe benefits. Cash severance payment to Mr. Evans is subject to reduction pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), as discussed below.

         The employment agreement contains a non-compete provision that restricts Mr. Evans' employment and business activities if his employment with the Association is terminated. The non-compete provision, however, is not applicable if his employment is terminated for cause or following a change in control of Minden Bancorp. Under the non-compete provision, Mr. Evans may not become an officer, employee, consultant, director or trustee of another bank, or its affiliate, in Webster Parish or the surrounding parishes. The non-compete provision of each employment agreement has a term of two years from the date of the executive officer's termination of employment with the Association.

         A change in control is generally defined in the employment agreements to include any change in control of Minden Bancorp required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 25% or more of its outstanding voting securities and (2) a change in a majority of its directors during any three-year period without the approval of at least two-thirds of the persons who were directors at the beginning of such period.

         The employment agreement provides that if any of the payments to be made under the employment agreement or otherwise upon termination of the executive officer's employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits will be reduced by the minimum amount necessary to result in the payments not exceeding three times the recipient's average annual compensation which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and the Association will be able to deduct such payments as compensation expense for federal income tax purposes.

         Although the above-described employment agreement could increase the cost of any acquisition of control, we do not believe its term would have a significant anti-takeover effect.

Supplemental Executive Retirement Agreements

         The Association entered into supplemental executive retirement agreements with Messrs. Evans and Burton and Ms. Harrell in 2005. Under the agreements, in consideration for remaining in the employ of the Association until attaining age 70, Mr. Evans will receive a supplemental annual benefit for a period of 10 years. Mr. Evans' annual supplemental benefit will equal $36,000. If Mr. Evans dies after he retires but before the supplemental benefits are paid for 10 years, the remaining supplemental benefits will be paid to his beneficiary or estate over the remaining period. In the event he dies before retirement, his supplemental benefits will be paid to his beneficiary or estate over the ten year period commencing in the month next following his death. In the event of Mr. Evans' disability, Minden Building and Loan Association will pay the annual supplemental benefit for ten years commencing in the month next following the determination of his disability. The unfunded plan represents only a promise on the part to pay the benefits thereunder and is subject to the claims of its creditors.

         The agreements with Ms. Harrell and Mr. Burton are substantially similar to the agreement with Mr. Evans except that the service requirement is until age 65 rather than to age 70, the annual supplemental benefit for each officer is $12,000 rather than $36,000, in each case to be paid for a period of 15 years rather than 10 years.

         During 2005, the Association accrued approximately $17,217 with respect to its obligations under the agreements.

Transactions With Certain Related Persons

         In accordance with applicable federal laws and regulations, the Association offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

         Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Association, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

         Effective as of January 1, 2006, Minden Bancorp purchased for $370,000 (including $70,000 which is being held in escrow subject to achieving certain performance goals) all of the common stock of Woodard Walker Insurance

Agency, Inc. (the "Agency"), a property and casualty insurance agency located in Minden, Louisiana, resulting in the Agency becoming a wholly owned subsidiary of the Company. R. E. Woodard, III, who is also a director of the Company and the Association, had a 25% interest in the Agency.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Audit  Committee of the Board of  Directors  of Minden  Bancorp has
appointed Heard, McElroy & Vestal LLP, independent registered public accountants, to perform the audit of Minden Bancorp's financial statements for the year ending December 31, 2006, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         Minden Bancorp has been advised by Heard, McElroy & Vestal LLP that neither that firm nor any of its associates has any relationship with Minden Bancorp or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Heard, McElroy & Vestal LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         In determining whether to appoint Heard, McElroy & Vestal LLP as our auditors, the Audit Committee considered whether the provision of services, other than auditing services, by Heard, McElroy & Vestal LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, the independent auditors performed tax-related services, including the completion of Minden Bancorp's corporate tax returns, in 2005. The Audit Committee believes that Heard, McElroy & Vestal LLP's performance of these other services is compatible with maintaining the auditor's independence.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of Heard, McElroy & Vestal LLP as independent auditors for the fiscal year ending December 31, 2006.

Audit Fees

         The following table sets forth the aggregate fees paid by us to Heard, McElroy & Vestal LLP for professional services rendered in connection with the audit of Minden Bancorp's consolidated financial statements for 2005 and 2004, as well as the fees paid by us to Heard, McElroy & Vestal LLP for audit-related services, tax services and all other services rendered to us during 2005 and 2004.

                                                        Year Ended December 31,
                                                      --------------------------

                                                        2005               2004
                                                      -------            -------

Audit fees(1) ............................            $48,350            $49,742
Audit-related fees .......................                .--                 --
Tax fees (2) .............................              6,300              5,725
All other fees ...........................                 --                 --
                                                      -------            -------
         Total ...........................            $54,650            $55,467
                                                      =======            =======
--------------------

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the SEC, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the SEC.

(2) Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

         The Audit Committee selects our independent auditors and pre-approves all audit services to be provided by it to Minden Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent auditors. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

         Each new engagement of Heard, McElroy & Vestal LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.

                          REPORT OF THE AUDIT COMMITTEE

         The functions of the Minden Bancorp Audit Committee include the following: performing all duties assigned by the Board of Directors; selecting our independent auditors; reviewing with Minden Bancorp's management and our independent registered public accountants the financial statements issued by
Minden Building and Loan Association pursuant to federal regulatory requirements; meeting with the independent public accountants to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates; assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses; and assessing compliance with laws and regulations and overseeing the internal audit function.

         The Audit Committee has reviewed and discussed Minden Bancorp's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Minden Bancorp's Annual Report on Form 10-KSB for fiscal year 2005 for filing with the SEC.

                         Members of the Audit Committee

                                  A. Loye Jones
                                  F. Dare Lott, Jr.
                                  Michael W. Wise
                                  R.E. Woodard, III

              STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                           WITH THE BOARD OF DIRECTORS

         Stockholder Proposals. Any proposal which a stockholder wishes to have included in the proxy materials of Minden Bancorp relating to the next annual meeting of stockholders of Minden Bancorp, which is currently expected to be held in May 2007, must be received at the principal executive offices of Minden Bancorp, Inc., 415 Main Street, Minden, Louisiana 71055, Attention: Michael P. Burton, Corporate Secretary, no later than December 8, 2006. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in Minden Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article II, Section 15 of Minden Bancorp's Bylaws. Notice of the proposal must also be given in writing and delivered to our Corporate Secretary by May 4, 2006. The notice must include the information required by
Article II, Section 15 of our Bylaws.

         Stockholder Nominations. Article II, Section 14 of our Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the secretary of Minden Bancorp. Generally, to be timely, a stockholder's notice must be made in writing and delivered to the secretary of Minden Bancorp not later than five (5) days prior to the date of the annual meeting of stockholders of Minden Bancorp. Upon delivery, such nominations shall be posted in a conspicuous place in each office of Minden Bancorp. Any such nomination by a stockholder must be delivered or received no later than the close of business on May 4, 2006.

         Other Stockholder Communications. Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Minden Bancorp, Inc., c/o Michael P. Burton, Corporate Secretary, 415 Main Street, Minden, Louisiana 71055.

                                 ANNUAL REPORTS

         A copy of Minden Bancorp's Annual Report to Stockholders for the year ended December 31, 2005 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, Minden Bancorp will furnish to any stockholder without charge a copy of Minden Bancorp's Annual Report on Form 10-KSB (with exhibits) for fiscal 2005 required to be filed with the SEC under the Exchange Act. Such written requests should be directed to Becky T. Harrell, Chief Financial Officer, 415 Main Street, Minden, Louisiana 71055. The Form 10-KSB is not part of the proxy solicitation materials.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by Minden Bancorp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

                                      ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Michael P. Burton

                                      Michael P. Burton
                                      Secretary

April 7, 2006

                                                                      Appendix A

                              MINDEN BANCORP, INC.

                             AUDIT COMMITTEE CHARTER
                              AS OF APRIL 12, 2005

I.       Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         o        Appoint the Company's independent auditors.
         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, legal, and regulatory compliance.
         o Monitor the qualifications, independence, and performance of the Company's independent auditors and internal auditing department.
         o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary within the Audit Committee's scope of responsibilities. Furthermore, the Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of:

         (i) Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

         (ii) Compensation to any advisers employed by the Audit Committee as provide by this Charter; and (iii) Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

         The Audit Committee shall be directly responsible for appointing, determining funding for and compensation of, and overseeing the independent auditors in accordance with Section 301 of the Sarbanes-Oxley Act of 2002 (the "Act") and Rule 10A-3(b)(2) promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

II.      Audit Committee Composition and Meetings

         Audit Committee members shall meet the requirements of the NASDAQ Stock Market (the "Nasdaq"). The Audit Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent, as such term is defined in the Marketplace Rules of the Nasdaq, free from any relationship that would interfere with the exercise of his or her independent judgment. In order to maintain independent judgment, Audit Committee members are prohibited from receiving any consulting, advisory, or other compensatory fee from the Company, other than payment for board or committee service, and Audit Committee members are prohibited from owning 20% or more of the Company's voting securities. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment, and at least one member of the Committee shall have accounting or related financial management expertise within the meaning of the Marketplace Rules of the Nasdaq.

         Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors no less than quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures. In addition, the Committee Chair or another member of the Committee selected thereby should review the Company's earnings releases with management and the independent auditors prior to their release.

III.     Audit Committee Responsibilities and Duties

Review Procedures
-----------------

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval. Have the charter published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements and unaudited interim financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles including critical accounting policies, practices, and judgments (see Item 10 hereof).

3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

4. Review with management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution of the Quarterly Report on Form 10-QSB. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61 (see Item 9 hereof). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors
--------------------

5. The Audit Committee shall be directly responsible for the appointment, compensation, oversight of the work, evaluation, and termination of the independent auditors (subject, if applicable, to shareholder ratification). The independent auditors report directly to the Audit Committee and the Audit Committee will be responsible for the resolution of any disagreements between management and the independent auditor regarding financial reporting. The Audit Committee shall also review the independence of the auditors.

6. All auditing services and all non-audit services, which are not prohibited by law, shall be pre-approved by the Audit Committee pursuant to such processes as are determined to be advisable.

         Exception - The pre-approval requirement set forth in the first sentence above, shall not be applicable with respect to the provision of non-audit services, if:

                  (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditor during the calendar year in which the non-audit services are provided;

                  (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and

                  (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

         Delegation  - The  Committee  may  delegate  to one or more  designated
         ----------
         members of the Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

         The pre-approval policies and procedures will be disclosed in the Company's proxy statements and annual reports in the manner directed by the regulations of the SEC or the Rules of the Nasdaq, as applicable.

7. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. Consider whether the provision of any non-audit services by the independent auditors is compatible with maintaining the auditor's independence.

8. Review the independent auditors' audit plan including discussions of audit scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61 and obtain the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1.

10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Prior to releasing the year-end earnings, obtain a report from the independent auditors containing (a) all critical accounting policies used by the Company, (b) alternative accounting treatments that have been discussed with management along with the potential ramifications of using those alternatives, and (c) other written communications provided by the independent auditor to management, such as any management letter and schedule of unadjusted audit differences.

11. Require independent auditor partner (including both the audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit) rotation for a period of no less than five years after each such partner serves in this capacity for five years.

12. Ensure no former upper level employees of the independent auditor who could influence the independent auditor serve in an accounting role or financial reporting oversight role of the Company, as such terms are defined by the regulation.

13. Inquire of the independent auditors whether any member of the audit engagement team received bonuses or incentive compensation based on the sale of non-audit products or services to the Company, which is prohibited by the Act and the provisions of the Exchange Act and the regulations promulgated there under.

14. Review the audit engagement team to determine appropriate qualifications as well as to determine whether any members would be disqualified under the independence provisions of the Exchange Act and the regulations promulgated there under, including, but not limited to, Regulation S-X.

15. Ensure that the Company provides the required proxy statement and annual report disclosure of the fees paid to the independent auditors.

Internal Audit
--------------

16. The current size of the Company effectively limits the ability of the Company to justify the employment of a full time internal auditor. The Company understands and subscribes to the critical issue of internal auditing. Presently, all internal auditing will be done on a consultant basis, and the consultant(s) scope of work will include the following:

         a. Reviewing the annual internal audit plan and recommending any changes.

         b. Reviewing the appointment, performance, and replacement of a senior internal audit executive when the Committee recommends the Company employ a full-time independent auditor.

17. Review significant reports prepared by the internal audit consultant together with management's response and follow-up to these reports.

Other Audit Committee Responsibilities
--------------------------------------

18. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report must be included in the Company's annual proxy statement. The Audit Committee will also make a specific recommendation, disclosed in the proxy statement, whether or not the Company's audited financial statements be included in the Company's annual report to shareholders.

19. Establish procedures for the receipt, retention, and treatment of internal and external complaints received by the Company regarding accounting, internal accounting controls, or auditing matters. In establishing such procedures, the Committee must provide for the ability of the Company's employees to submit by confidential, anonymous submission any concerns regarding questionable accounting or auditing matters.

20. Review and approve all related-party transactions (e.g. Company transactions with any director or executive officer of the Company or any Company security holder with more than five percent of the voting securities, including immediate family members or associates or affiliates of any of the above).

21. Perform any other activities consistent with this Charter, the Company's Charter and Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

22. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

[X]PLEASE MARK VOTES             REVOCABLE PROXY
   AS IN THIS EXAMPLE          MINDEN BANCORP, INC.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                   THE BOARD OF DIRECTORS OF MINDEN BANCORP,
            FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                 ON MAY 9, 2006 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Minden Bancorp, Inc. (the "Company"), or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 31, 2006 at the Annual Meeting of Stockholders to be held at the main office of Minden Building and Loan Association, located at 415 Main Street, Minden, Louisiana, on Tuesday, May 9, 2006, at 8:15 a.m., Central Time, and any adjournment thereof.


                                                                   With- For All
                                                              For  hold  Except
1. The election as  directors of all nominees  listed         [_]   [_]    [_]
   (except as marked to the contrary below):

   Nominees for three-year term expiring in 2009:
   ----------------------------------------------

   John P. Collins, F. Dare Lott, Jr. and Michael W. Wise

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------
                                                             For Against Abstain
2. PROPOSAL  TO RATIFY THE  APPOINTMENT  by the Audit         [_]   [_]    [_]
   Committee  of Heard,  McElroy & Vestal  LLP as the
   Company's independent auditors for the year ending
   December 31, 2006.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

      The Board of Directors recommends that you vote "FOR" all of the nominees listed above and "FOR" the ratification of Heard, McElroy & Vestal LLP.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

      The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Minden Bancorp, Inc., the accompanying Proxy Statement and Annual Report prior to thesigning of this proxy card.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Stockholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
    Detach above card, sign, date and mail in postage paid envelope provided.

                              MINDEN BANCORP, INC.
--------------------------------------------------------------------------------
Please sign this proxy exactly as your names(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


-------------------------------

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